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                                                                  EXHIBIT 10.24


                         INNOVATIVE TECH SYSTEMS, INC.

                            1994 STOCK OPTION PLAN


1.   PURPOSE

     The purpose of the Innovative Tech Systems Inc. (the "Company") Stock Option Plan (referred to herein as the "Plan") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries (as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

2.   ADMINISTRATION

     The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. Membership on the Committee shall in any event be limited to those members of the Board who are "disinterested persons" as defined in the regulations promulgated by the Securities Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934. The Committee shall have the

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power to select optionees, to establish the number of shares and other terms applicable to each such option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.

3.   ELIGIBILITY

     The persons who shall be eligible to participate in this Plan and receive options hereunder shall be the Company's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries as the Committee shall from time to time determine to be key individuals to the success of the Company.

4.   ALLOTMENT OF SHARES

     A maximum of 325,000 authorized but unissued shares of the Common Stock of the Company will be allotted to the Plan, subject to the required approval by the stockholders. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoptioned under the Plan. The Company shall not be required upon the exercise of any option to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

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5.   EFFECTIVE DATE AND TERM OF PLAN

     The effective date of the Plan is the date on which it is approved by the shareholders of the Company. The Plan shall terminate on the tenth anniversary of its effective date; but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6.   TERMS AND CONDITIONS

     A.   All Options

          Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Company or subsidiary. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

          (i)   Option Price

                Except as otherwise set forth herein, the option price per share for each stock option shall be determined by the Committee and shall not be less than the fair market value on the date the option is granted. The fair market value shall be determined as prescribed by the Internal Revenue Code and Regulations thereunder.

          (ii)  Time of Exercise of Option

                Except as otherwise set forth herein, the Committee shall establish the option period and time or times within the option period when the stock option may be exercised in whole

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or in such parts as may be specified from time to time by the Committee.
With respect to an optionee who is about to retire, the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those originally provided in said option. In all cases exercise of a stock option shall be subject to the provisions of Section 6A(vi).

          (iii) Payment and Manner of Exercise

                The entire option price shall be paid at the time the option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. Such notice of exercise shall be accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to Company. Upon exercise, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock

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issuable upon exercise of the options.  If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

          (iv)  Non-Transferability of Option

                An option by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

          (v)   Adjustment in Event of Recapitalization of the Company

                In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make such adjustment as it may deem equitably required, in the number and kind of shares authorized by and for the Plan, in the number and kind of shares covered by the options granted, and in the option price.

          (vi)  Rights after Termination of Employment

               In the event of termination of employment due to any cause other than death or disability, rights to exercise the stock option shall terminate three months following cessation of employment. In the event of termination of employment due to disability (within the meaning of Section 22 (e) (3) of the Code) or death, such optionee or executor, administrator or devisee of an optionee, shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one year after cessation of employment by reason of such disability or death.

      B.  Non-Qualified Stock Options

          The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under
Section 422 of the Code ("Non-

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Qualifying Options").  The terms and conditions of the Non-Qualifying options shall be governed by Section 6A above.

      C.  Incentive Stock Options

          The Committee may, in its discretion, grant options under the Plan which qualify, in whole or in part, as incentive stock options under
Section 422 of the Code. In addition to the terms and conditions set forth in Section 6A above, the following terms and conditions shall govern any incentive stock option issued under the Plan:

          (i)   Maximum Fair Market Value of Incentive Stock Options

                No optionee may have incentive stock options which become exercisable for the first time in any calendar year (under all incentive stock option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such option is granted) in excess of one Hundred Thousand Dollars ($100,000).

          (ii)  Option Price

                The option price per share for each stock option shall be 100% of the fair market value of the Common Stock on the date the option is granted; except, in the case of the grant to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value shall be determined as prescribed by the Internal Revenue Code and Regulations.

          (iii) Period of Option

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                Each option shall expire ten years from the date it is
granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an incentive stock option to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall not be exercisable after the expiration of five years from the date it is granted.

          (iv)  Purpose for which Option may be Granted

                Each option may be issued to an otherwise eligible individual only for reasons connected with his employment by the Company or its parent or subsidiary corporation (or corporations).

7.   AMENDMENT OF PLAN

                The Board, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder without the necessity of obtaining further approval of the stockholders, unless such approval is required by law.

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                                   EXHIBIT A

                         INNOVATIVE TECH SYSTEMS, INC.

                       INCENTIVE STOCK OPTION AGREEMENT


     Incentive Stock Option Agreement, dated as of __________________, and delivered by INNOVATIVE TECH SYSTEMS, INC., an Illinois corporation (the "Corporation"), to ____________________, an employee of the Corporation (the "Optionee").

     WHEREAS, the Board of Directors of the Corporation had adopted a stock option plan designated the "Innovative Tech Systems, Inc. 1994 Stock Option Plan" (the "Plan"), a copy of which is available at the Corporation's offices; and

     WHEREAS, the Stock Option Committee (the "Committee") appointed by the Board of Directors of the Corporation has determined that the Optionee is a key individual as contemplated by the Plan, and has determined that it would be to the advantage and interest of the Corporation to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Corporation and as an incentive for increased effort during such service.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. All capitalized terms used herein, and not otherwise defined, shall have the meanings indicated in the Plan.

     2. Subject to the terms and conditions of the Plan and those hereinafter set forth, the Corporation hereby grants to the Optionee an option (the "Option") to purchase an aggregate of __________ shares (the "Shares") of the Corporation's common stock, $.0185 par value (the "Common Stock"), subject to adjustment as provided in Article 6 of the Plan, at a price of

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$__________ per Share, exercisable in whole or in part, in three (3) equal annual installments, with the first such installment exercisable twelve
(12) months from the date of the grant of this Option, but any such exercise must occur within ten (10) years from the date first above written. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period until the expiration date of this Option.

     3. Notwithstanding anything to the contrary contained herein, in the event of the termination of the Optionee's employment by the Corporation due to any cause other than death or disability, the Optionee's rights to exercise the Option (to the extent otherwise exercisable) shall terminate three (3) months following the cessation of employment. In the event of termination of the Optionee's employment due to disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), or death, the Optionee, or any executor, administrator, or devisee of the Optionee, shall have the right to exercise the Option (to the extent otherwise exercisable) at any time within one (1) year after the cessation of the Optionee's employment by the Corporation by reason of the Optionee's disability or death. Notwithstanding any of the foregoing provisions, (a) in no event shall the Option be exercisable after the expiration of the period for which it was granted; and (b) at the end of the applicable exercise period specified in this paragraph 2 during which the Option may be exercised, it shall be terminated in full.

     4. The Committee has determined that the fair market price of the Common Stock on this date is $__________.

     5.  The Option is intended to qualify as an Incentive Stock Option under
Section 422A of the Code.


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     6.  The Optionee may exercise the Option with respect to all or any part of the Shares then subject to the Option (but solely to the extent the Option is then exercisable pursuant to paragraph 2 above), by giving the Corporation written notice of such exercise, which notice shall be in such form as may from time to time be specified by the Committee. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by full payment for all Shares being purchased. Payment of the option price shall be made by delivery to the Corporation of a certified or official bank check made payable in U.S. Dollars, or the equivalent thereof acceptable to the Corporation. Upon receipt of such notice of exercise and the full payment therefor, the Corporation will cause a stock certificate or certificates, in the name of the Optionee and representing the amount of Shares so acquired, to be delivered to the Optionee.

     7. The Option shall during the Optionee's lifetime be exercisable only by the Optionee, and neither the Option or any right thereunder shall be transferable, except by will or the laws of descent and distribution, or (except to the extent required by law) be subject to attachment, execution, or other similar process. In case of the judicially declared incompetence or disability of the Optionee, the Option, to the extent exercisable, may be exercised by the legally appointed guardian or conservator of the Optionee's estate. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or of any right thereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Corporation may terminate the Option by notice to the Optionee and it shall thereupon become null and void.


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     8.  Neither the granting of the Option nor the exercise thereof shall be construed as conferring upon the Optionee any right with respect to continuance of employment by the Corporation.

     9. Neither the Optionee nor any person entitled to exercise his rights hereunder shall have any of the rights of a stockholder with respect to the Shares subject to the Option, except to the extent that certificates for such Shares shall have been issued upon the exercise of the Option as provided for herein.

     10. Any notice to the Corporation provided for in this instrument shall be addressed to it in care of its Secretary, at the office of the Corporation, 444 Jacksonville Road, Suite 200, Warminster, Pennsylvania 18974, and any notice to the Optionee shall be addressed to him at his address at the time as it is shown on the payroll of the Corporation or to such other address as either may designate to the other in writing. Any such notice shall be in writing and shall be deemed to be fully given if delivered by hand or sent by telegram, or by registered or certified mail, postage prepaid, addressed as stated above.

     11. The Option and this Agreement are subject to all the terms and conditions of the Plan, and specifically to the power of the Committee to interpret the Plan and options granted thereunder, and of the Board of Directors of the Corporation to alter, amend, suspend, or discontinue the Plan subject to the limitations contained in the Plan. By acceptance of this Agreement, the Optionee acknowledges receipt of a copy of the Plan and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Corporation or a majority of the members of the Committee, and that such actions are final, conclusive and binding upon all parties, including the Optionee.


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     12. The validity, construction, interpretation, and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the Commonwealth of Pennsylvania.


                                       INNOVATIVE TECH SYSTEMS, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


     The Optionee named herein hereby acknowledges receipt of a copy of this Option Agreement and agrees to be bound by the terms thereof.


                                                  ------------------------------


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